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Exhibit 23.1

                         Independent Auditors' Consent


The Board of Directors
Valley Financial Corporation

We consent to the use in this Registration Statement of Valley Financial Corporation on Form SB-2 of our report dated January 14, 2000, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in the Prospectus.

                                       /s/ LARROWE & CO., P.L.C.
                                       -------------------------
                                       LARROWE & CO., P.L.C.


Galax, Virginia

November 16, 2000